                                                             EXHIBIT 16.1

                                                   LETTER FROM SWENSON ADVISORS, LLP
                                                                TO THE
                                                  SECURITIES AND EXCHANGE COMMISSION

March 31, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Ladies and Gentlemen:

                                                       TMP INLAND EMPIRE FUND VI

We have  read Item 4(a) of TMP  Inland  Empire  Fund VI's Form 8-K  dated  March  31,  2006 and are in  agreement  with the  statements contained in Item 4(a) therein.

Yours very truly,

/s/ Swenson Advisors, LLP
Temecula, California

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      On March 28,  2006  Swenson  Advisors,  LLP the  independent  registered  public  accounting  firm  previously  engaged as the principal accountant to audit our financial  statements,  whom we will hereinafter refer to as Swenson,  informed us of its resignation as our independent registered public accounting firm.

Swenson's  reports on our  financial  statements  for each of the fiscal  years  ended  December  31,  2004 and 2003 did not contain an adverse  opinion or disclaimer of opinion,  nor were such reports  qualified or modified as to  uncertainty,  audit scope or accounting principles.

In connection  with its audit for each of the years ended  December 31, 2004 and 2003,  and through the interim  period from January 1,
2005 through  September  30, 2005,  there has been no  disagreement  between us and Swenson on any matter of  accounting  principles or practices,  financial statement  disclosure or auditing scope or procedure which  disagreement(s),  if not resolved to the satisfaction of Swenson,  would have caused Swenson to make reference to the subject matter of the  disagreement(s)  in connection  with its reports on our financial statements.

We have provided  Swenson with a copy of the  statements  contained in this report and have  requested  that Swenson  furnish us with a letter addressed to the Securities and Exchange  Commission  stating whether or not Swenson agrees with the statements  herein,  and if not, in what respects  Swenson does not agree.  A copy of the letter  Swenson  furnished in response to that  request,  dated March 31,
2006, is filed as Exhibit 16.1 to this report on Form 8-K.

(b) On March 31, 2006, we engaged Mayer Hoffman McCann P.C. as our principal  independent  registered  public  accounting  firm,  which firm will audit our  financial  statements  for the year ending  December  31, 2005.  We did not, no did anyone on our behalf,  consult
Mayer Hoffman McCann P.C.  during our two most recent fiscal years or during the  subsequent  interim period prior to out engagement of
Mayer Hoffman McCann P.C.  regarding the  application of accounting  principles to a specified  transaction  (completed or proposed) or the type of audit  opinion  that might be rendered  on our  financial  statements,  or  regarding  any matter that was the subject of a disagreement  described in Item  304(a)(1)(iv)  of Regulation S-K, or a reportable  event described in Item  304(a)(1)(v) of Regulation
S-K.

ITEM 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

     16.1 Response Letter from Swenson Advisors, LLP dated March 31, 2006

                                                     SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TMP INLAND EMPIRE FUND VI

March 31, 2006                                       by /s/ William O. Passo
                                                        - - - - - - - - - - - - - - - - - - - - - - -
                                                        William O. Passo
                                                         President, TMP Investments Inc.